UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2006

                        All American Semiconductor, Inc.

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

0-16207                                                               59-2814714
(Commission File Number)                                        (I.R.S. Employer
                                                             Identification No.)

                16115 Northwest 52nd Avenue, Miami, Florida 33014
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 621-8282


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

On March 24, 2006, All American Semiconductor, Inc. (the "Company") entered into a separation agreement and general release (the "Separation Agreement") with Rick Gordon, who was the Company's Senior Vice President of Sales Asia and Europe and an executive officer of the Company until February 28, 2006, the effective date of his termination of employment with the Company. The Separation Agreement provides, among other things, for severance payments of "base salary" through February 29, 2008 and "Cash Bonus", if any is earned, for the calendar years 2006 and 2007. In addition, Mr. Gordon will (A) be entitled to participate in the medical insurance program offered by the Company from time to time to all employees through February 29, 2008, subject to the terms set forth in the Separation Agreement, (B) continue to have the use of a company-leased vehicle through May 10, 2008, the end of the lease term, (C) have the right to exercise his outstanding stock options that were vested as of February 28, 2006 until May 29, 2006, and (D) receive $23,000 in lieu of all amounts due with respect to any deferred compensation plan. Furthermore, in the event that Mr. Gordon complies with all of the covenants and related restrictions set forth in his employment agreement with the Company, all of which covenants and restrictions survive the termination of his employment with the Company, the Company will pay an additional $25,000 in severance. The payments and benefits to be provided to Mr. Gordon under the Separation Agreement are in full satisfaction of the substantially similar severance obligations the Company had under Mr. Gordon's employment agreement with the Company.

The foregoing is a summary description of the terms and conditions of the Separation Agreement and by its nature is incomplete. The foregoing summary is qualified in its entirety by the text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01         Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.        Exhibit Description
                  -----------        -------------------

                  10.1 Separation Agreement and General Release made and entered into as of March 24, 2006, between the Company and Rick Gordon.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALL AMERICAN SEMICONDUCTOR, INC.

Date: March 30, 2006                    By: /s/ HOWARD L. FLANDERS
                                            -----------------------------------
                                            Howard L. Flanders
                                            Executive Vice President and
                                            Chief Financial Officer

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

                                  EXHIBIT INDEX
                                  -------------


          Exhibit No.           Exhibit Description
          -----------           -------------------

          10.1 Separation Agreement and General Release made and entered into as of March 24, 2006, between the Company and Rick Gordon.

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